UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017 (June 1, 2017)

KBL MERGER CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-38105	81- 3832378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

527 Stanton Christiana Rd. Newark, DE	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (302) 502-2727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the initial public offering (“IPO”) and the sale of the Public Units (defined below), KBL Merger Corp. IV, a Delaware corporation (the “Company”), consummated the private placement (“Private Placement”) of 450,000 units (“Placement Units”) at a price of $10.00 per Placement Unit, generating total proceeds of $4,500,000. The Placement Units, 350,000 of which were purchased by KBL IV Sponsor LLC and 100,000 of which were purchased by the underwriters of the IPO, are substantially similar to the Public Units, except that if held by the initial purchasers or their permitted transferees, the warrants underlying the Placement Units (the “Placement Warrants”) (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) are, subject to certain limited exceptions, subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.  In addition, for as long as the Placement Warrants are held by the underwriters or their designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement (defined below). If the Placement Warrants are held by holders other than the initial purchasers or their permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2017, in connection with its IPO, the Company filed its Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1 (File No. 333-217475) (the “Registration Statement”) for its IPO and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.  Other Events.

On June 1, 2017, the Registration Statement was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated June 1, 2017, between the Company and the representatives of the several underwriters set forth therein;

●	An Investment Management Trust Agreement, dated June 1, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated June 1, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Rights Agreement, dated June 1, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated June 1, 2017, between the Company and certain securityholders;

●	Letter Agreement by and between the Company and its officers and directors and certain securityholders;

●	A Third Amended and Restated Unit Subscription Agreement dated June 1, 2017 between the Company and KBL IV Sponsor LLC;

●	A Third Amended and Restated Unit Subscription Agreement dated June 1, 2017 between the Company and the underwriters of the IPO; and

●	An Administrative Services Agreement, dated June 1, 2017, between the Company and KBL IV Sponsor LLC.

On June 7, 2017, the Company consummated its IPO of 10,000,000 units (“Public Units”). Each Public Unit consists of one share of common stock, $0.0001 par value per share (“Common Stock”), one right (“Public Right”) entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination, and one warrant (“Public Warrant”), each warrant exercisable for one-half of one share of Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share).  The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $100,000,000. The Company has granted the representatives of the several underwriters in the IPO, a 45-day option to purchase up to 1,500,000 additional Public Units to cover over-allotments, if any.

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A total of $101,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes and certain amounts to pay dissolution expenses, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO (or 21 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 18 months from the closing of the IPO but has not completed the initial business combination within such 18-month period).

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and the representatives of the several underwriters set forth therein

3.1	Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on June 2, 2017.

4.1	Warrant Agreement, dated June 1, 2017, between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Account Agreement, dated June 1, 2017, between Continental Stock Transfer & Trust Company and the Company

10.2	Rights Agreement, dated June 1, 2017, between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement among the Company and certain securityholders

10.4	Letter Agreement by and between the Company and its officers and directors and certain securityholders

10.5	Third Amended and Restated Unit Subscription Agreement, dated June 1, 2017 between the Company and KBL IV Sponsor LLC.

10.6	Third Amended and Restated Unit Subscription Agreement, dated June 1, 2017 between the Company and the underwriters of the IPO.

10.7	Administrative Services Agreement, dated June 1, 2017, between the Company and KBL IV Sponsor LLC

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2017

KBL MERGER CORP. IV

By:	/s/ Marlene Krauss, M.D.
Name: Marlene Krauss, M.D.
Title: Chief Executive Officer

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